Non-current assets held for sale	6 Months Ended
Jun. 30, 2018
Non-current assets held for sale
Non-current assets held for sale

6.    Non-current assets held for sale

The detail, by nature, of the Group’s non-current assets held for sale at June 30, 2018 and December 31, 2017 is as follows:

	Millions of euros
	06-30-2018	12-31-2017

Tangible assets	5,541	11,661
Of which:
Foreclosed assets	5,450	11,566
Of which: Property assets in Spain (*)(**)	4,522	10,533
Other tangible assets held for sale	91	95
Other assets	2	3,619
	5,543	15,280

(*)  On March, 2018, the agreement for the operation of the real estate business of Popular with Blackstone was materialized (Note 2).

(**) Foreclosed assets by businesses in Spain will be disclosed hereafter.

As June 30, 2018, the hedges constituted for the total of non-current assets for sale represent 49.5% (50% as of December 31, 2017, without considering the assets of the popular real estate business sold in March 2018). The provisions made during the first six months of these years amounted to 159 and 206 million euros, respectively, and the recoveries made during that year amounted to 13 and 17 million euros, respectively.

Without considering the aforementioned agreement (Note 2), during the first half of 2018, the Group sold, for a net total of approximately EUR 568 million, foreclosed properties with a gross carrying amount of EUR 1,019 million, for which provisions totaling EUR 497 million had been recognized. These sales gave rise to gains of EUR 46 million.

In addition, other tangible assets were sold for EUR 73 million, giving rise to a gain of EUR 6 million.